SCHEDULE OF SIGNIFICANT COMPONENTS OF THE DEFERRED TAX ASSETS AND LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Deferred income tax assets:
Net operating loss carryforwards	$ 857	$ 604
Amortization of intangibles	37	37
Accrued expenses	687	463
Total deferred income tax assets	1,581	1,104
Less: valuation allowance	(1,581)	(1,104)
Total deferred income tax assets